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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our reports dated December 3, 1998 and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (File Nos. 333-53353, 333-20371, 333-01217, and 333-50423).

Atlanta, Georgia
December 28, 1998